SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 29, 2004
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE FUNDING CORPORATION

(as Depositor with respect to the issuance of the Sequoia HELOC Trust 2004-1,
HELOC Asset-Backed Notes, Series 2004-1)

SEQUOIA MORTGAGE FUNDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-115296-02	91-1771827

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 320

Mill Valley, CA 94941

(Address of Principal Executive Offices)

(415) 389-7373

(Registrant’s Telephone Number,
Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7(c). Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 1.1
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 4.5
Exhibit 8.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     Sequoia Mortgage Funding Corporation (the “Registrant”) registered an issuance of up to $5,852,294,200 in principal amount of asset-backed securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by the registration statement on Form S-3 (File No. 333-115296) (the “Registration Statement”). On June 1, 2004, Sequoia HELOC Trust 2004-1, as Issuer, and Wells Fargo Bank, N.A., as Indenture Trustee, entered into an Indenture, pursuant to which the HELOC Asset-Backed Notes, Series 2004-1 in the aggregate principal amount of $317,044,000 (the “Notes”) were issued on the Closing Date of June 29, 2004. This current report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

Item 7(c). Exhibits

1.1	Underwriting Agreement, dated June 22, 2004, among Redwood Trust, Inc., RWT Holdings, Inc., Sequoia Mortgage Funding Corporation and Morgan Stanley & Co. Incorporated.

4.1	Indenture, dated as of June 1, 2004, between Sequoia HELOC Trust 2004-1 and Wells Fargo Bank, N.A.

4.2	Sale and Servicing Agreement, dated as of June 1, 2004, among Sequoia Mortgage Funding Corporation, RWT Holdings, Inc., Sequoia HELOC Trust 2004-1, Wells Fargo Bank, N.A., and Morgan Stanley Dean Witter Credit Corporation.

4.3	Trust Agreement, dated as of June 1, 2004, between Sequoia Mortgage Funding Corporation and Wilmington Trust Company.

4.4	Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2004, between RWT Holdings, Inc. and Sequoia Mortgage Funding Corporation.

4.5	Financial Guaranty Insurance Policy relating to the Notes, dated as of June 29, 2004, and issued and delivered by Ambac Assurance Corporation.

8.1	Opinion of Chapman and Cutler LLP dated June 29, 2004, with respect to tax matters.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 14, 2004

SEQUOIA MORTGAGE FUNDING CORPORATION

By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Secretary

EXHIBIT INDEX

Exhibit Number

1.1	Underwriting Agreement, dated June 22, 2004, among Redwood Trust, Inc., RWT Holdings, Inc., Sequoia Mortgage Funding Corporation and Morgan Stanley & Co. Incorporated.

4.1	Indenture, dated as of June 1, 2004, between Sequoia HELOC Trust 2004-1 and Wells Fargo Bank, N.A.

4.2	Sale and Servicing Agreement, dated as of June 1, 2004, among Sequoia Mortgage Funding Corporation, RWT Holdings, Inc., Sequoia HELOC Trust 2004-1, Wells Fargo Bank, N.A., and Morgan Stanley Dean Witter Credit Corporation.

4.3	Trust Agreement, dated as of June 1, 2004, between Sequoia Mortgage Funding Corporation and Wilmington Trust Company.

4.4	Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2004, between RWT Holdings, Inc. and Sequoia Mortgage Funding Corporation.

4.5	Financial Guaranty Insurance Policy relating to the Notes, dated as of June 29, 2004, and issued and delivered by Ambac Assurance Corporation.

8.1	Opinion of Chapman and Cutler LLP dated June 29, 2004, with respect to tax matters.